AGREEMENT FOR SHARE EXCHANGE

THIS AGREEMENT FOR SHARE EXCHANGE (this “Agreement”) is dated as of  31st  March 2009, by and among  (1) EXTRA EASE LIMITED （“EXTRA EASE”）, (2) EATWARE INTELLECTUAL PROPERTIES LIMITED （“EWIP”）, (3) CHINA SHOE HOLDINGS, INC., a Nevada corporation (the “COMPANY”), and (4) the Shareholders of EXTRA EASE and EWIP listed in Exhibit A who execute this Agreement （collectively“the SHAREHOLDERS”）.

RECITALS:

THE COMPANY，EXTRA EASE and EWIP desire to complete a share exchange transaction pursuant to which COMPANY shall acquire all of the issued and outstanding common stock of EXTRA EASE and EWIP in exchange for the issuance of shares of voting stock of the COMPANY; and

THE Board of Directors of the COMPANY, the Board  of Directors of EXTRA EASE and the Board of Directors of EWIP have each approved the proposed transaction, contingent upon satisfaction prior to closing of all of the terms and conditions of this Agreement; and

THE SHAREHOLDERS are the owner of the total issued and outstanding common stock of EXTRA EASE and EWIP （as described in Exhibit A hereto）; and

All PARTIES desire to make certain representations, warranties and agreements in connection with completion of the proposed share exchange transaction.

NOW, THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, and the covenants, conditions, representations and warranties hereinafter set forth, the parties hereby agree as follows:

DEFINITIONS

Unless the context otherwise requires, the terms defined in this Article I shall have the meanings herein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms herein defined.

“Agreement” shall have the meaning assigned to it in Preamble.

“Acquisition Subsidiary” means Wholly Success Technology Group Limited, a British Virgin Islands company.

“BVI” means the British Virgin Islands.

“Controlling Shareholders” shall mean Gu Xianzhong, Cranberry Heights Group Limited, and Xun Shi, who are the controlling shareholders of the Company, or affiliates thereof.

“Damages” shall mean any and all losses, claims, actions, damages, liabilities, penalties, fines, settlement costs and expenses, including, without limitation, costs of preparation and reasonable attorneys’ fees.

ARTICLE I
THE EXCHANGE

1.1           The Exchanges.  At the Closing (as hereinafter defined), the COMPANY shall acquire all of the issued and outstanding common stock of EXTRA EASE and EWIP.   Consideration to be issued by the COMPANY shall be a total of 1，871，313，946 shares of its common stock, to be issued at par value (the “Merger Shares”), in which 121,313,946 to be issued to the shareholder of EXTRA EASE or its designee/designees (the “EXTRA EASE Exchange Shares”) in exchange for 10,000 shares of EXTRA EASE, representing 100% of the issued and outstanding common stock of EXTRA EASE, and in which 1,750,000,000 to be issued to the shareholders of EWIP or their designee/designees (the “EWIP Exchange Shares”) in exchange for 50，000 shares of EWIP, representing 100% of the issued and outstanding common stock of EWIP.  The Exchanges shall take place upon the terms and conditions provided for in this Agreement and in accordance with applicable law.  Immediately following completion of the share exchange transaction through issuance of the EXTRA EASE Exchange Shares and the EWIP Exchange Shares respectively, the COMPANY shall have a total of 1,990,759,517 shares of its common stock issued and outstanding.   For Federal income tax purposes, it is intended that the Exchanges shall constitute a tax-free reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended (the “Code”).

1.2           Closing and Effective Time.  Subject to the provisions of this Agreement, the parties shall hold a closing (the "Closing") on (i) the first business day on which the last of the conditions set forth in Article V to be fulfilled prior to the Closing is fulfilled or waived or (ii) such other date as the parties hereto may agree (the "Closing Date"), at such time and place as the parties hereto may agree. Such date shall be the date of Exchanges (the "Effective Time").

ARTICLE II
REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of the COMPANY.  The COMPANY and each of the COMPAN and the Controlling Shareholders (where specifically included) hereby, severally and not jointly, represent and warrant to EXTRA EASE, EWIP and the SHAREHOLDERS respectively as follows:

(a)           Organization, Standing and Power. The COMPANY is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by The COMPANY or the ownership or leasing of its properties makes such qualification and being in good standing necessary, except where the failure to be so qualified and in good standing will not have a Material Adverse Effect on the business, operations, properties, assets, condition or results of operation of the COMPANY.

Acquisition Subsidiary is a corporation duly organized and validly existing under the laws of the BVI, and has all requisite corporate power and authority to carry on its business as now conducted.

Copies of the Articles of Incorporation and By-laws of the COMPANY, as amended to date, and the Memorandum of Association and Articles of Association of Acquisition Subsidiary (as may be amended or supplemented from time to time) (collectively, the “Company Charter Documents”) have been furnished to the EXTRA EASE, EWIP and the SHAREHOLDERS, respectively, and such copies are accurate and complete as of the date hereof.  Neither the COMPANY nor Acquisition Subsidiary is in violation or default of any of the respective provisions of the COMPANY Charter Documents.

(b)           Capital Structure.  As of the date of execution of this Agreement, the authorized capital stock of the COMPANY consists of 2,000,000,000 shares of Common Stock with a par value of USD $0.001 per share, of which 119,445,571 shares are currently issued and outstanding.  The EXTRA EASE Exchange Shares and the EWIP Exchange Shares to be issued respectively pursuant to this Agreement shall be, when issued pursuant to the terms of the resolution of the Board of Directors of the COMPANY approving such issuance, validly issued, fully paid and non-assessable and not subject to preemptive rights. Except as otherwise specified herein, as of the date of execution of this Agreement, there are no other options, warrants, calls, agreements or other rights to purchase or otherwise acquire from the COMPANY at any time, or upon the happening of any stated event, any shares of the capital stock of the COMPANY whether or not presently issued or outstanding.

The issuance of the Merger Shares will be in accordance with the provisions of this Agreement.  On the Closing Date all of the issued and outstanding shares of Common Stock and all of the Merger Shares to be issued pursuant to this Agreement will have been duly authorized and validly issued, fully paid and non-assessable, will have been issued in compliance with all applicable Laws, and will have been issued free of preemptive rights of any security holder.  As of the date of this Agreement there are, and as of the Closing Date there will be, no outstanding or authorized options, warrants, agreements, commitments, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire or receive any shares of the COMPANY’s capital stock, nor are there or will there be any outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to the COMPANY or any Common Stock, or any voting trusts, proxies or other agreements or understandings with respect to the voting of the COMPANY’s capital stock as of the Closing Date.  There are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which the COMPANY is a party or by which it is bound with respect to any equity security of any class of the COMPANY.

Except for the COMPANY’s 100% interest in Acquisition Subsidiary, neither The COMPANY nor Acquisition Subsidiary, directly or indirectly, owns any capital stock or other securities of, or any beneficial ownership interest in, or holds any equity or similar interest, or has any investment in any corporation, limited liability company, partnership, limited partnership, joint venture or other company, person or other entity, including without limitation any Subsidiary of the COMPANY.  For purposes of this Agreement, a “Subsidiary” of a company means any entity in which, at the date of this Agreement, such company or any of its subsidiaries directly or indirectly owns any of the capital stock, equity or similar interests or voting power

(c)           Certificate of Incorporation, Bylaws, and Minute Books.  The copies of the Articles of Incorporation and of the Bylaws of the COMPANY which have been delivered to EXTRA EASE and EWIP respectively are true, correct and complete copies thereof.  The minute book of the COMPANY, which has been made available for inspection, contains accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of the COMPANY since the date of incorporation and accurately reflects all transactions referred to in such minutes and consents in lieu of meetings.

(d)           Authority.  The COMPANY has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the COMPANY.  No other corporate or shareholder proceedings on the part of the COMPANY are necessary to authorize the Exchanges, or the other transactions contemplated hereby.

All corporate action on the part of each of the COMPANY and Acquisition Subsidiary, its officers and directors necessary for the (i) due authorization, execution and delivery of this Agreement and (ii) performance of all obligations of the COMPANY and/or Acquisition Subsidiary hereunder has been taken as of the date hereof.  All corporate action of the COMPANY and Acquisition Subsidiary necessary for the (i) due authorization, execution and delivery of this Agreement and (ii) performance of all obligations of the COMPANY and/or Acquisition Subsidiary hereunder has been taken or will be taken prior to the Closing.  This Agreement has been duly executed by each of the COMPANY and, assuming the due authorization, execution and delivery by the other parties thereto, constitutes and will constitute a valid and legally binding obligation of the COMPANY.

(e)           Conflict with Other Agreements; Approvals.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a lien, pledge, security interest or other encumbrance on assets (any such conflict, violation, default, right of termination, cancellation or acceleration, loss or creation, a "violation") pursuant to any provision of the Articles of Incorporation or Bylaws or any organizational document of the COMPANY or, result in any violation of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the COMPANY which violation would have a material adverse effect on the COMPANY taken as a whole.  No consent, approval, order or authorization of, or registration, declaration or filing with, any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign (a "Governmental Entity") is required by or with respect to the COMPANY in connection with the execution and delivery of this Agreement by the COMPANY or the consummation by the COMPANY of the transactions contemplated hereby.

(f)           Material Agreements.  The COMPANY is not a party to or bound by any contracts, including, but not limited to, any:

(b)           employment, advisory or consulting contract;

(c)           plan providing for employee benefits of any nature;

(d)           lease with respect to any property or equipment;

(e)           contract, agreement, understanding or commitment for any future expenditure in excess of $5,000 in the aggregate;

(f)           contract or commitment pursuant to which it has assumed, guaranteed, endorsed, or otherwise become liable for any obligation of any other person, entity or organization;

(g)           agreement with any person relating to the dividend, purchase or sale of securities, that has not been settled by the delivery or payment of securities when due, and which remains unsettled upon the date of this Agreement.

None of the COMPANY or Controlling Shareholders or any of their Affiliates is a party to any side agreements relating to the Merger

(g)           Books and Records.  The COMPANY has made and will make available for inspection by EXTRA EASE and EWIP respectively upon reasonable request all the books of the COMPANY relating to the business of the COMPANY.  Such books of the COMPANY have been maintained in the ordinary course of business.  All documents furnished or caused to be furnished to EXTRA EASE and EWIP respectively by the COMPANY are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(h)           Compliance with Laws.  The COMPANY is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(i)	SEC Filings.	The COMPANY has filed all periodic reports required to be filed with the Securities and Exchange Commission and as of the date hereof, is current in its filing obligations.

(j)           Financial Statements and Tax Returns.  Copies of the COMPANY’s audited financial statements for the fiscal year ended December 31, 2007, its unaudited financial statements for the period ended Sep 30, 2008, and of its tax return for the fiscal year 2007 have been delivered to EXTRA EASE and EWIP respectively.

(k)           Litigation.  There is no suit, action or proceeding pending, or, to the knowledge of the COMPANY, threatened against or affecting the COMPANY which is reasonably likely to have a material adverse effect on the COMPANY, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the COMPANY having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

(l)           Tax Returns.  The COMPANY has duly filed any tax reports and returns required to be filed by it and has fully paid all taxes and other charges claimed to be due from it by any federal, state or local taxing authorities. There are not now any pending questions relating to, or claims asserted for, taxes or assessments asserted upon the COMPANY.

(l)           Financial Statements; SEC Filings.

(a)
The COMPANY’s financial statements contained in its periodic reports filed with the SEC (the “Financial Statements”) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other, except that those of the Financial Statements that are not audited do not contain all footnotes required by GAAP.  The Financial Statements fairly present the financial condition and operating results of the COMPANY as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments.  Except as set forth in the Financial Statements, the COMPANY has no material liabilities (contingent or otherwise).  The COMPANY is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. The COMPANY maintains and will continue to maintain until the Closing a standard system of accounting established and administered in accordance with GAAP.

The COMPANY has timely made all filings with the SEC that it has been required to make under the Securities Act and the Exchange Act (the “Public Reports”).  Each of the Public Reports has complied in all material respects with the applicable provisions of the Securities Act, the Exchange Act, and the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and/or regulations promulgated thereunder.  None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements made therein not misleading.  To the knowledge of The COMPANY or the Controlling Shareholders, there is no event, fact or circumstance that would cause any certification signed by any officer of the COMPANY in connection with any Public Report pursuant to the Sarbanes/Oxley Act to be untrue, inaccurate or incorrect in any respect.  There is no revocation order, suspension order, injunction or other proceeding or law affecting the trading of its Common Stock.  The consummation of the transactions contemplated by this Agreement do not conflict with and will not result in any violation of any FINRA or OTC Bulletin Board trading requirement or standard applicable to the COMPANY or its Common Stock.  All of the issued and outstanding shares of Common Stock have been issued in compliance with the Securities Act and applicable state securities laws and no shareholder of the COMPANY has any right to rescind or other claim against the COMPANY for failure to comply with the Securities Act or state securities laws.

(m)           Tax Returns, Payments and Elections.  The COMPANY has timely filed all Tax  returns, statements, reports, declarations and other forms and documents (including, without limitation, estimated tax returns and reports and material information returns and reports) (“Tax Returns”) required pursuant to applicable law to be filed with any Tax Authority.  All such Tax Returns are accurate, complete and correct in all material respects, and the COMPANY has timely paid all Taxes due.  The COMPANY has withheld or collected from each payment made to each of its employees the amount of all Taxes (including, but not limited to, United States income taxes and other foreign taxes) required to be withheld or collected therefrom, and has paid the same to the proper Tax Authority.  For purposes of this Agreement, the following terms have the following meanings:  “Tax” (and, with correlative meaning, “Taxes” and “Taxable”) means any and all taxes including, without limitation, (x) any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, value added, net worth, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profit tax, custom, duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any United States, local or foreign governmental authority or regulatory body responsible for the imposition of any such tax (domestic or foreign) (a “Tax Authority”), (y) any liability for the payment of any amounts of the type described in (x) as a result of being a member of an affiliated, consolidated, combined or unitary group for any taxable period or as the result of being a transferee or successor thereof, and (z) any liability for the payment of any amounts of the type described in (x) or (y) as a result of any express or implied obligation to indemnify any other person.

(n)           No Broker Fees.  No brokers, finders or financial advisory fees or commissions will be payable by or to The COMPANY, or Acquisition Subsidiary or the The Controlling Shareholders or any of their Affiliates with respect to the transactions contemplated by this Agreement.

(o)           Survival.  Each of the representations and warranties set forth in this Section shall be deemed represented and made by The COMPANY, or the Controlling Shareholders, as the case may be, at the Closing as if made at such time and shall survive the Closing for a period terminating twelve (12) months after the Closing Date.

2.2           Representations and Warranties of EXTRA EASE.  EXTRA EASE represents and warrants to the COMPANY as follows:

(a)            Organization, Standing and Power.  EXTRA EASE is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b)           Capital Structure.  The authorized capital stock of EXTRA EASE consists of 50,000 shares of Common Stock with par value of US$1.00 per share.  As of the date of execution of this Agreement, it has a total of ten thousand (10,000) shares of common stock issued and outstanding.  All outstanding shares of EXTRA EASE stock are validly issued, fully paid and nonassessable and not subject to preemptive rights or other restrictions on transfer.  All of the issued and outstanding shares of EXTRA EASE were issued in compliance with all applicable securities laws.  Except as otherwise specified herein, there are no options, warrants, calls, agreements or other rights to purchase or otherwise acquire from EXTRA EASE at any time, or upon the happening of any stated event, any shares of the capital stock of EXTRA EASE.

(c)           Certificate of Incorporation, Bylaws and Minute Books.  The copies of the Articles of Incorporation and of the other corporate documents of EXTRA EASE which have been delivered to the COMPANY are true, correct and complete copies thereof.  The minute books of EXTRA EASE which have been made available for inspection contain accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of EXTRA EASE since the date of incorporation and accurately reflect all transactions referred to in such minutes and consents in lieu of meetings.

(d)           Authority.  EXTRA EASE has all requisite power to enter into this Agreement and, subject to approval of the proposed transaction by the holders of  100% of its issued and outstanding shares which are entitled to vote to approve the proposed transaction, has the requisite power and authority to consummate the transactions contemplated hereby.  Except as specified herein, no other corporate or shareholder proceedings on the part of EXTRA EASE are necessary to authorize the Exchange and the other transactions contemplated hereby.

(e)           Conflict with Agreements; Approvals.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of any provision of the Certificate of Incorporation or Bylaws of EXTRA EASE or of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to EXTRA EASE or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to EXTRA EASE in connection with the execution and delivery of this Agreement by EXTRA EASE, or the consummation by EXTRA EASE of the transactions contemplated hereby.

(f)           Financial Statements.  Copies of EXTRA EASE’s unaudited financial statements for the fiscal year ended March 31, 2008, and its unaudited interim financial statements for the period ended September 30, 2008, have been delivered to the COMPANY.  By execution of this Agreement EXTRA EASE acknowledges and represents that it will provide the COMPANY with financial statements of EXTRA EASE for the fiscal year ended March 31, 2009, audited in accordance with US GAAP within 60 days after the date of closing hereunder.

(g)           Books and Records.  EXTR EASE has made and will make available for inspection by the COMPANY upon reasonable request all the books of account, relating to the business of EXTRA EASE.  Such books of account of EXTRA EASE have been maintained in the ordinary course of business.  All documents furnished or caused to be furnished to the COMPANY by EXTRA EASE are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(h)           Compliance with Laws.  EXTRA EASE is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(i)           Liabilities and Obligations.  EXTRA EASE has no material liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities that are reflected and reserved against on the EXTRA EASE financial statements that have not been paid or discharged since the date thereof and (ii) liabilities incurred since the date of such financial statements in the ordinary course of business consistent with past practice and in accordance with this Agreement.

(j)           Litigation.  There is no suit, action or proceeding pending, or, to the knowledge of EXTRA EASE threatened against or affecting EXTRA EASE, which is reasonably likely to have a material adverse effect on EXTRA EASE, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against EXTRA EASE having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

(k)           Taxes.  EXTRA EASE has filed or will file within the time prescribed by law (including extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with all other jurisdictions where such filing is required by law; and EXTRA EASE has paid, or made adequate provision for the payment of all taxes, interest, penalties, assessments or deficiencies due and payable on, and with respect to such periods. EXTRA EASE knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefore.

(l)            Licenses, Permits; Intellectual Property.  EXTRA EASE owns or possesses in the operation of its business all material authorizations which are necessary for it to conduct its business as now conducted.  Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such authorizations.

(m)            Subsidiary.   [EXTRA EASE has a wholly owned subsidiary i.e. EATWARE GLOBAL CORPORATION and EATWARE GLOBAL CORPORATION owned 100% shares of RONGBAO (NANTONG) ENVIRONMENTAL CO., LTD , EATWARE ASSETS MANAGEMENT LIMITED, EATWARE INTERNATIONAL LIMITED and EATWARE FAREAST LIMITED]

2.3           Representations and Warranties of EWIP.  EWIP represents and warrants to the COMPANY as follows:

(a)            Organization, Standing and Power.  EWIP is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands, has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary.

(b)           Capital Structure.  The authorized capital stock of EWIP consists of 50,000 shares of Common Stock with par value of US$1.00 per share.  As of the date of execution of this Agreement, it has a total of 50,000 share of common stock issued and outstanding.  All outstanding share of EWIP stock is validly issued, fully paid and nonassessable and not subject to preemptive rights or other restrictions on transfer.  All of the issued and outstanding share of EWIP was issued in compliance with all applicable securities laws.  Except as otherwise specified herein, there are no options, warrants, calls, agreements or other rights to purchase or otherwise acquire from EWIP at any time, or upon the happening of any stated event, any shares of the capital stock of EWIP.

(c)           Certificate of Incorporation, Bylaws and Minute Books.  The copies of the Articles of Incorporation and of the other corporate documents of EWIP which have been delivered to the COMPANY are true, correct and complete copies thereof.  The minute books of EWIP which have been made available for inspection contain accurate minutes of all meetings and accurate consents in lieu of meetings of the Board of Directors (and any committee thereof) and of the shareholders of EWIP since the date of incorporation and accurately reflect all transactions referred to in such minutes and consents in lieu of meetings.

(d)           Authority.  EWIP has all requisite power to enter into this Agreement and, subject to approval of the proposed transaction by the holders of  100% of its issued and outstanding shares which are entitled to vote to approve the proposed transaction, has the requisite power and authority to consummate the transactions contemplated hereby.  Except as specified herein, no other corporate or shareholder proceedings on the part of EWIP are necessary to authorize the Exchange and the other transactions contemplated hereby.

(e)           Conflict with Agreements; Approvals.  The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of any provision of the Certificate of Incorporation or Bylaws of EWIP or of any loan or credit agreement, note, mortgage, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to EWIP or its properties or assets. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to EWIP in connection with the execution and delivery of this Agreement by EWIP, or the consummation by EWIP of the transactions contemplated hereby.

(f)           Financial Statements.  Copies of EWIP’s unaudited financial statements for the fiscal year ended March 31, 2008, and its unaudited interim financial statements for the period ended September 30, 2008, have been delivered to the COMPANY.  By execution of this Agreement EWIP acknowledges and represents that it will provide the COMPANY with financial statements of EWIP for the fiscal year ended March 31, 2009, audited in accordance with US GAAP within 60 days after the date of closing hereunder.

(g)           Books and Records.  EWIP has made and will make available for inspection by the COMPANY upon reasonable request all the books of account, relating to the business of EWIP.  Such books of account of EWIP have been maintained in the ordinary course of business.  All documents furnished or caused to be furnished to the COMPANY by EWIP are true and correct copies, and there are no amendments or modifications thereto except as set forth in such documents.

(h)           Compliance with Laws.  EWIP is and has been in compliance in all material respects with all laws, regulations, rules, orders, judgments, decrees and other requirements and policies imposed by any Governmental Entity applicable to it, its properties or the operation of its businesses.

(i)           Liabilities and Obligations.  EWIP has no material liabilities or obligations (absolute, accrued, contingent or otherwise) except (i) liabilities that are reflected and reserved against on the EWIP financial statements that have not been paid or discharged since the date thereof and (ii) liabilities incurred since the date of such financial statements in the ordinary course of business consistent with past practice and in accordance with this Agreement.

(j)           Litigation.  There is no suit, action or proceeding pending, or, to the knowledge of EWIP threatened against or affecting EWIP, which is reasonably likely to have a material adverse effect on EWIP, nor is there any judgment, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against EWIP having, or which, insofar as reasonably can be foreseen, in the future could have, any such effect.

(k)           Taxes.  EWIP has filed or will file within the time prescribed by law (including extension of time approved by the appropriate taxing authority) all tax returns and reports required to be filed with all other jurisdictions where such filing is required by law; and EWIP has paid, or made adequate provision for the payment of all taxes, interest, penalties, assessments or deficiencies due and payable on, and with respect to such periods. EWIP knows of (i) no other tax returns or reports which are required to be filed which have not been so filed and (ii) no unpaid assessment for additional taxes for any fiscal period or any basis therefore.

(l)           Licenses, Permits; Intellectual Property.  EWIP owns or possesses in the operation of its business all material authorizations which are necessary for it to conduct its business as now conducted.  Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated hereby will require any notice or consent under or have any material adverse effect upon any such authorizations.

(n)          Subsidiary.   [EWIP does not own any subsidiary.]

    2.4               Representations and Warranties of the SHAREHOLDERS.  The SHAREHOLDERS represents and warrants to the COMPANY as follows:

(a)	Authority. The SHAREHOLDERS have all requisite power to enter into this Agreement.

(b)	Shares Free and Clear. The shares of EXTRA EASE and EWIP which the SHAREHOLDERS own respectively are free and clear of any liens, claims, options, charges or encumbrances of any nature.

(c)	Unqualified Right to Transfer Shares. The SHAREHOLDERS have the unqualified right to sell, assign, and deliver the portion of the shares of EXTRA EASE and EWIP respectively and, upon consummation of the transactions contemplated by this Agreement, the COMPANY will acquire good and valid title to such shares, free and clear of all liens, claims, options, charges, and encumbrances of whatsoever nature.

ARTICLE III
COVENANTS RELATING TO CONDUCT OF BUSINESS

3.1           Covenants of EXTRA EASE, EWIP and THE COMPANY.  During the period from the date of this Agreement and continuing until the Effective Time, EXTRA EASE, EWIP and the COMPANY each agree as to themselves (except as expressly contemplated or permitted by this Agreement, or to the extent that the other party shall otherwise consent in writing):

(a)           Ordinary Course.  Each of the COMPANY, EXTRA EASE and EWIP shall carry on its respective businesses in the usual, regular and ordinary course in substantially the same manner as heretofore conducted.

(b)           Dividends; Changes in Stock.  Neither the COMPANY, EXTRA EASE nor EWIP shall (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock, or (ii) repurchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any shares of its capital stock.

(c)           Issuance of Securities.   Except for issuance of shares upon exercise of currently outstanding options, neither the COMPANY, EXTRA EASE nor EWIP shall issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any voting debt or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting debt or convertible securities.

(d)           Governing Documents.  Neither the COMPANY, EXTRA EASE nor EWIP shall amend or propose to amend its Articles of Incorporation or Bylaws.

(e)           No Dispositions.  Except for the transfer of assets in the ordinary course of business consistent with prior practice, neither the COMPANY, EXTRA EASE nor EWIP shall sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of, any of its assets, which are material, individually or in the aggregate, to such party.

(f)           Indebtedness.  Neither the COMPANY, EXTRA EASE nor EWIP shall incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of such party or guarantee any debt securities of others other than in each case in the ordinary course of business consistent with prior practice.

3.2           Other Actions.  No party shall take any action that would or is reasonably likely to result in any of its representations and warranties set forth in this Agreement being untrue as of the date made (to the extent so limited), or in any of the conditions to the Exchanges set forth in Article V not being satisfied.

ARTICLE IV
ADDITIONAL AGREEMENTS AND RELATED TRANSACTIONS

4.1           Restricted the COMPANY Shares.  The EXTRA ESAE Exchange Shares and the EWIP Exchange Shares will not be registered under the Securities Act, but will be issued pursuant to applicable exemptions from such registration requirements for transactions not involving a public offering and/or for transactions which constitute “offshore transactions” as defined in Regulation S under the Securities Act of 1933.  Accordingly, the EXTRA EASE Exchange Shares and the EWIP Exchange Shares will constitute "restricted securities" for purposes of the Securities Act and the holders of EXTRA EASE Exchange Shares and the EWIP Exchange Shares will not be able to transfer such shares except upon compliance with the registration requirements of the Securities Act or in reliance upon an available exemption therefrom.  The certificates evidencing the EXTRA EASE Exchange Shares and the EWIP Exchange Shares shall contain a legend to the foregoing effect and the holders of such shares shall deliver at Closing an Investment Letter acknowledging the fact that the EXTRA EASE Exchange Shares and the EWIP Exchange Shares are restricted securities and agreeing to the foregoing transfer restrictions.

4.2           Access to Information.

Upon reasonable notice, the COMPANY, EXTRA EASE and EWIP shall each afford to the officers, employees, accountants, counsel and other representatives of the other company, access to all the respective properties, books, contracts, commitments and records of the COMPANY, EXTRA EASE and EWIP and, during such period, each of the COMPANY, EXTRA EASE and EWIP shall furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document of the COMPANY, EXTRA EASE and EWIP and filed or received by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request.  Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party, and in the event of termination of this Agreement for any reason each party shall promptly return all nonpublic documents obtained from any other party, and any copies made of such documents, to such other party.

(a)            Upon reasonable notice, the EXTRA EASE and EWIP shall each afford to the officers, employees, accountants, counsel and other representatives of the other company, access to all the respective properties, books, contracts, commitments and records of the COMPANY and, during such period, each of the COMPANY, EXTRA EASE and EWIP shall furnish promptly to the other (a) a copy of each report, schedule, registration statement and other document of the COMPANY and EWIP and filed or received by it during such period pursuant to the requirements of Federal or state securities laws and (b) all other information concerning its business, properties and personnel as such other party may reasonably request.  Unless otherwise required by law, the parties will hold any such information which is nonpublic in confidence until such time as such information otherwise becomes publicly available through no wrongful act of either party, and in the event of termination of this Agreement for any reason each party shall promptly return all nonpublic documents obtained from any other party, and any copies made of such documents, to such other party.

4.3           Legal Conditions to Exchange.  Each of the COMPANY, EXTRA EASE and EWIP shall take all reasonable actions necessary to comply promptly with all legal requirements which may be imposed on itself with respect to the Exchanges and will promptly cooperate with and furnish information to each other in connection with any such requirements imposed upon any of them or upon any of their related entities or subsidiaries in connection with the Exchanges.  Each party shall take all reasonable actions necessary to obtain (and will cooperate with each other in obtaining) any consent, authorization, order or approval of, or any exemption by, any Governmental Entity or other public or private third party, required to be obtained or made by the COMPANY, EXTRA EASE or EWIP or any of their related entities or subsidiaries in connection with the Exchanges or the taking of any action contemplated thereby or by this Agreement.

4.4           The COMPANY Board of Directors and Officers.  The current directors of the COMPANY shall resign after appointing successors designated by EXTRA EASE and EWIP jointly and after the COMPANY shall have taken the steps necessary to notify shareholders of the change of directors through filing with the SEC and mailing to the shareholders of record the information required by Rule 14f-1 under the Securities Exchange Act of 1934.

4.5           Current Subsidiary of the COMPANY.  The COMPANY shall, simultaneously with execution of this Agreement, enter into an agreement for disposition of its interest in Wholly Success Technology Group Limited, its wholly owned subsidiary.  Such agreement shall provide for closing of the sale or disposition of WHOLLY SUCCESS TECHNOLOGY GROUP LIMITED, simultaneously with, or as soon as reasonably possible after, the Closing of the share exchange under the terms of this Agreement.  The plan should be acceptable, and the COMPANY can avoid being considered a shell as long as the contract respectively signed by EXTRA EASE and EWIP is material and EXTRA EASE and EWIP have a specific plan to proceed with implementation of their business.

4.6           Indemnification Obligations in favor of the Officers, Directors, Employees and Parent Controlling Shareholders.  From and after the Closing Date, the Company and the Controlling Shareholders shall, severally and not jointly, for each of the COMPANY and the Controlling Shareholders, indemnify and hold harmless EXTRA EASE, EWIP and the SHAREHOLDERS and their respective officers, directors, agents, attorneys and employees, and each person, if any, who controls or may “control” (within the meaning of the Securities Act) any of the forgoing persons or entities (each such person shall be referred to herein as an “Indemnified Party”) against and in respect of any and all Damages suffered, sustained, incurred or required to be paid by any Indemnified Party arising out of:

(i)           any breach of any representation, warranty, covenant, obligation or other agreement made by the COMPANY, any of its officers, directors or affiliates;

(ii)           any acts or omissions by the COMPANY, any of its officers, directors or affiliates taken or made after the Closing Date; or

(iii)           any actions or omissions of any of the COMPANY, any of its officers, directors or affiliates taken in furtherance of the transactions contemplated by this Agreement.

ARTICLE V
CONDITIONS PRECEDENT

5.1           Conditions to Each Party's Obligation To Effect the Exchange.  The respective obligations of each party to effect the Exchanges shall be conditional upon the filing, occurring or obtainment of all authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by any governmental entity or by any applicable law, rule, or regulation governing the transactions contemplated hereby.

5.2           Conditions to Obligations of the COMPANY.  The obligation of the COMPANY to effect the Exchanges is subject to the satisfaction of the following conditions on or before the Closing Date unless waived by the COMPANY:

(a)           Representations and Warranties.  The representations and warranties of EXTRA EASE and EWIP set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

(b)           Performance of the respective Obligations of EXTRA EASE and EWIP.  EXTRA EASE and EWIP shall have performed in all material respects all their respective obligations required to be performed by them under this Agreement at or prior to the Closing Date.

(c)           Closing Documents.  The COMPANY shall have received such closing documents as counsel for the COMPANY shall reasonably request.

(d)
Consents.  EXTRA EASE and EWIP shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby under any loan or credit agreement, note, mortgage, indenture, lease or other agreement or instrument, except those for which failure to obtain such consents and approvals would not, in the reasonable opinion of the COMPANY, individually or in the aggregate, have a material adverse effect on EXTRA EASE and EWIP and their respective subsidiaries and related entities taken as a whole upon the consummation of the transactions contemplated hereby.  EXTRA EASE and EWIP shall also have received the approval of their respective shareholders in accordance with applicable law.

(f)           Due Diligence Review.  The COMPANY shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of EXTRA EASE and EWIP and shall not have determined that any of the representations or warranties of EXTRA EASE and EWIP contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that EXTRA EASE or EWIP is otherwise in violation of any of the provisions of this Agreement.

(g)           Pending Litigation.  There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of the COMPANY, made in good faith, would make the consummation of the Exchanges imprudent.  In addition, there shall not be any other litigation or other proceeding pending or threatened against EXTRA EASE or EWIP, the consequences of which, in the judgment of the COMPANY, could be materially adverse to EXTRA EASE or EWIP.

5.3           Conditions to Obligations of EXTRA EASE and EWIP.  The obligations of EXTRA EASE and EWIP to effect the Exchange are subject to the satisfaction of the following conditions unless waived by EXTRA EASE and EWIP:

(a)           The COMPANY’s liabilities.  The COMPANY shall not have any debts or liabilities more than the sum of US$2,000.00.

(b)           Representations and Warranties.  The representations and warranties of the COMPANY set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and (except to the extent such representations speak as of an earlier date) as of the Closing Date as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement, EXTRA EASE and EWIP shall have received a certificate signed on behalf of the COMPANY by the President to such effect.

(c)           Performance of Obligations of the COMPANY.  The COMPANY shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date, and EXTRA EASE and EWIP shall have received a certificate signed on behalf of the COMPANY by the President to such effect.

(d)           Closing Documents.  EXTRA EASE and EWIP shall have received such certificates and other closing documents as counsel for EXTRA EASE and EWIP shall reasonably request.

(e)           Consents.  The COMPANY shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions contemplated hereby.

(f)           Due Diligence Review.  EXTRA EASE and EWIP shall have completed to its reasonable satisfaction a review of the business, operations, finances, assets and liabilities of the COMPANY and shall not have determined that any of the representations or warranties of the COMPANY contained herein are, as of the date hereof or the Closing Date, inaccurate in any material respect or that the COMPANY is otherwise in violation of any of the provisions of this Agreement.

(g)           Pending Litigation.  There shall not be any litigation or other proceeding pending or threatened to restrain or invalidate the transactions contemplated by this Agreement, which, in the sole reasonable judgment of EXTRA EASE and EWIP, made in good faith, would make the consummation of the Exchange imprudent.  In addition, there shall not be any other litigation or other proceeding pending or threatened against the COMPANY the consequences of which, in the judgment of EXTRA EASE and EWIP, could be materially adverse to the COMPANY.

ARTICLE VI
TERMINATION AND AMENDMENT

6.1           Termination.  This Agreement may be terminated at any time prior to the Effective Time:

(a)           by overall consent of the COMPANY, EXTRA EASE and EWIP;

(b)           by any of the COMPANY, EXTRA EASE and EWIP if there has been a material breach of any representation, warranty, covenant or agreement on the part of the other set forth in this Agreement which breach has not been cured within five (5) business days following receipt by the breaching party of notice of such breach, or if any permanent injunction or other order of a court or other competent authority preventing the consummation of the Exchanges shall have become final and non-appealable; or

(c)           by any of the COMPANY, EXTRA EASE and EWIP if the Exchanges shall not have been consummated before 31th March 2009 unless which is mutually agreed by the all parties concerned to extend to another date.

6.2           Effect of Termination.  In the event of termination of this Agreement by any of EXTRA EASE, EWIP or the COMPANY as provided in Section 6.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any party hereto.  In such event, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

6.3           Amendment.  This Agreement may be amended by the agreement of THE COMPANY, EXTRA EASE and EWIP, provided that any such amendment must authorized by their respective Boards of Directors, and to the extent required by law, approved by their respective shareholders.   Any such amendment must be by an instrument in writing signed on behalf of each of the parties hereto.

6.4           Extension; Waiver.  At any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed, (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

ARTICLE VII
GENERAL PROVISIONS

7.1           Survival of Representations, Warranties and Agreements.  All of the representations, warranties and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time for a period of three years from the date of this Agreement.

7.2           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)	If to the COMPANY:
488 Wai Qing Song Road
Waigang Town,
Jiading District,
Shanghai,

People Republic China

(b)	If to EXTRA EASE:
23rd Floor, Westin Centre,
26 Hung To Road, Kwun Tong,
Kowloon, Hong Kong

(c)	If to EWIP:
23rd Floor, Westin Centre,
26 Hung To Road, Kwun Tong,
Kowloon, Hong Kong

7.3           Interpretation.  When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation".  The phrase "made available" in this Agreement shall mean that the information referred to has been made available if requested by the party to whom such information is to be made available.

7.4           Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when two or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

7.5           Entire Agreement; No Third Party Beneficiaries; Rights of Ownership.  This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, and is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

7.6           Governing Law.  This Agreement shall be governed and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of law.  Each party hereby irrevocably submits to the jurisdiction of any Nevada state court or any federal court in the State of Nevada in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts.

7.7           No Remedy in Certain Circumstances.  Each party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof or thereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith or not to take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or thereof or to any other remedy, including but not limited to money damages, for breach hereof or thereof or of any other provision of this Agreement or part hereof or thereof as a result of such holding or order.

7.8           Publicity.  Except as otherwise required by law or the rules of the SEC, so long as this Agreement is in effect, no party shall issue or cause the publication of any press release or other public announcement with respect to the transactions contemplated by this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

7.9           Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns.

IN WITNESS WHEREOF, this Agreement for Share Exchange has been signed by the parties set forth below as of the date set forth above.

EXTRA EASE LIMITED

By:__________________________________ Date

EATWARE INTELLECTUAL PROPERTIES LIMITED

By:__________________________________ Date
CHINA SHOE HOLDINGS, INC. By:____________________________ Date

GU XIANZHONG

BY :_______________________

Date :

COURDREY TRADING LIMITED

BY :_______________________

Date :

GRASSWIND INVESTMENTS LIMITED

BY :_______________________

Date :

LEE KIN LAI

_______________________

Date :

LAU WAI YI

_______________________

Date :

LEE WAI CHING JESSICA

_______________________

Date :

LAM SAI NA

_______________________

Date :

NI YE WU

_________________________________

Date :

EXHIBIT A

SHAREHOLDERS OF EXTRA EASE and EWIP

EXTRA EASE: COURDREY TRADING LIMITED(100%), a British Virgin Islands corporation

EWIP: GRASSWIND INVESTMENTS LIMITED (95%), a British Virgin Islands corporation, LEE KIN LAI (1%), NI YE WU (1%), LAM SAI NA (1%), LEE WAI CHING JESSICA (1%), LAU WAI YI (1%)